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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, INGERSOLL-RAND COMPANY, a New Jersey corporation (the "Corporation"), and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint James E. Perrella, Thomas F. McBride, Patricia Nachtigal, and each of them severally, the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of debt securities in an aggregate principal amount of up to $1,000,000,000 (or the equivalent thereof in foreign currency or units of two or more currencies) of the Corporation. Such debt securities may be offered from time to time in one or more series on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Corporation and the name of the undersigned, individually and in his or her capacity as a director or officer of the Corporation, to one or more Registration Statements on Form S-3 to be filed with the Securities and Exchange Commission with respect to said securities, to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as a part of or in connection with such Registration Statements and amendments; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF each of the undersigned has subscribed these presents this 7th day of June, 1995.


INGERSOLL-RAND COMPANY

By: /s/ James E. Perrella                          /s/ Alexander H. Massad
    -----------------------                        -----------------------
    James E. Perrella                              Alexander H. Massad
    Chairman, President and                        Director
    Chief Executive Officer

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         /s/ Donald J. Bainton                     /s/ James E. Perrella
         -----------------------                   -----------------------
         Donald J. Bainton                         James E. Perrella
         Director                                  Chairman, President and
                                                   Chief Executive Officer


         /s/ Theodore H. Black                     /s/ John E. Phipps
         -----------------------                   -----------------------
         Theodore H. Black                         John E. Phipps
         Director                                  Director


         /s/ Brendan T. Byrne                      /s/ Cedric E. Ritchie
         -----------------------                   -----------------------
         Brendan T. Byrne                          Cedric E. Ritchie
         Director                                  Director


         /s/ Joseph P. Flannery                    /s/ Orin R. Smith
         -----------------------                   -----------------------
         Joseph P. Flannery                        Orin R. Smith
         Director                                  Director


         /s/ Constance Horner                      /s/ Richard J. Swift
         -----------------------                   -----------------------
         Constance Horner                          Richard J. Swift
         Director                                  Director


         /s/ H. William Lichtenberger
         ----------------------------
         H. William Lichtenberger
         Director






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